As filed with the Securities and Exchange Commission on June 10, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21964

Rochdale Core Alternative Strategies Fund TEI LLC
(Exact name of registrant as specified in charter)

570 Lexington Avenue
New York, NY 10022-6837
(Address of principal executive offices) (Zip code)

Kurt Hawkesworth
570 Lexington Avenue
New York, NY 10022-6837
(Name and address of agent for service)

(800) 245-9888
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2011

Item 1. Reports to Stockholders.

Rochdale Core Alternative Strategies
Fund TEI LLC and Subsidiary

Consolidated Financial Statements

March 31, 2011

Rochdale Core Alternative Strategies Fund TEI LLC and Subsidiary

Financial Statements

March 31, 2011

TABLE OF CONTENTS

Rochdale Core Alternative Strategies TEI LLC	Page

Report of Independent Registered Public Accounting Firm

Consolidated Financial Statements
Statement of Assets, Liabilities and Members' Capital	2
Statement of Operations	3
Statements of Changes in Members' Capital	4
Statement of Cash Flows	5
Notes to Financial Statements	6-12
Financial Highlights	13

Rochdale Core Alternative Strategies Master Fund LLC	Page

Report of Independent Registered Public Accounting Firm

Financial Statements
Statement of Assets, Liabilities and Members' Capital	2
Statement of Operations	3
Statements of Changes in Members' Capital	4
Statement of Cash Flows	5
Schedule of Investments	6-8
Notes to Financial Statements	9-17
Financial Highlights	18

Directors and Officer Information
Approval of Investment Management Agreement
Additional Information

Rochdale Core Alternative Strategies Fund (RCAS)
Rochdale Core Alternative Strategies Fund TEI (RCAS TEI)
Annual Report

May 25, 2011

Dear Fellow Shareholders,

The Rochdale Core Alternative Strategies Fund (“RCAS”) continues to successfully meet Rochdale’s objective of diversifying clients’ traditional stock and bond only portfolios through inclusion of alternative strategies. We are pleased to announce that the Fund returned +6.40% Taxable and +6.35% TEI for the six months ended March 31, 2011. In addition, the Fund is up +2.10% Taxable and +2.07% TEI calendar year to date. This performance demonstrates the underlying value of RCAS which is designed to be hedged at all times across a variety of different investment asset classes so as to avoid extreme market movements in either direction.  By attempting to capture an appropriate percentage of the upside, and avoiding more of the downside over an economic and stock market cycle, RCAS seeks to provide a better total risk adjusted return than either the stock or bond market.

Economic & Market Summary

The past six months were broadly positive as the global economy transitioned from recovery to expansion. In the U.S., the economy, bolstered by policy support, continues to post solid growth. Rising emerging market demand has helped push U.S. manufacturing, exports and profits to all-time peaks.  Likewise, U.S. consumer spending has now exceeded previous levels as households continue making the necessary adjustments, raising savings and deleveraging, but are still managing to spend.  Most importantly, job creation has turned increasingly positive.  With the pace of hiring picking up, the expansion appears to have entered a more virtuous cycle of sustainable growth.  Rising employment supports higher consumer spending and profits, which should fuel further increases in employment and investment.  Although we recognize the significance of recent negative developments across the world, and are closely monitoring their potential to affect our outlook, we strongly believe that none of the risks concerning investors presently will be enough to overcome all these positives and derail the economic expansion underway.

Globally, equities finished the period posting strong gains as strengthening world demand further drove corporate earning to record levels. In the U.S., high profit growth along with generally improving economic data and the announcement of QE2 helped propel the S&P 500 Index 10.76% higher over the final quarter of last year.  However, the first quarter of 2011 was marked by political unrest in the Middle East as well as the devastating tsunami in Japan. These unexpected shocks triggered high levels of price volatility, although temporarily in some cases, and economic uncertainty among investors. The political situation also caused commodities to rally with crude oil being a particular beneficiary. Nevertheless, world markets appear to have largely shrugged off the negative events as market participants continue to be encouraged by earnings results, firm enough economic data and a reassuring Federal Reserve.

Fixed income performance was mixed as overall returns lagged those of equities. Government debt largely declined, while corporate debt appreciated. Although there was a brief flight to quality in March which lifted U.S. Treasuries in the short run, long-term Treasuries ultimately declined by the end of the period, spurred by positive economic data and speculation that the easy money environment could come to an end.  On the other hand, corporate debt, and high yield in particular, benefitted from continued strength in profits and the belief that an improving economic backdrop would benefit corporate balance sheets.

Current Portfolio Dynamics and Performance

We are closely monitoring our funds and continue to build a portfolio of managers that complement each other. Some funds, which have been more trading oriented and quicker to reduce or add risk, matched with other funds that are positioning themselves based on longer-term valuation and growth.  Net equity exposures among our managers remain fairly elevated versus the past few years as we believe markets are conducive to taking on appropriate risks.  For example, we are seeing more dispersion among returns for our equity funds, which can be a positive sign as specific catalysts are being rewarded and creating relative outperformance.

Capital to each manager is allocated based on a combination of factors including prospective outlook for the strategy, anticipated volatility level, and the covariance with other managers. Managers are generally allocated 1% to 6% of total assets.  As of March 31, 2011, RCAS has exposure to thirty four different investment managers over three broad alternative investment strategies. While each of the various strategies has experienced their own special challenges, all managed to record strong positive performance over the period.

Investment Style	Allocation	Number of Managers
Event/ Multi-Strategy	40.2%	15
Equity Long/Short	41.3%	11
Global Macro	16.5%	8
Cash	2.0%
Total	100%	34

Global Macro returned approximately +10.16% for the six months ended March 31, 2011, as markets grew more optimistic about U.S. and global outlooks and managers gained profits from their risk seeking bias.  Though rising inflationary pressures, escalating geopolitical tensions in the Middle East and the tragic tsunami in Japan created large swings in risk appetite and trend reversals later in the period, performance remained strong overall with managers positioning their portfolios to benefit from individual country fundamentals and divergent growth expectations going forward.

Managers who allocated capital to equity long/short strategies returned 7.25% for the six months ended March 31, 2011, with Energy and Industrials selections being the main drivers to performance. Large-cap stocks were the winners in the beginning of the period, but it was small and mid-caps that shined towards the end. For the most part, our equity managers did a good job capturing gains throughout the periods of volatility and remain excited about ideas, both long and short, for the quarters ahead.

Finally, our Event/Multi-Strategy gained 7.83% for the six months ended March 31, 2011, as confidence in global growth continued to support the M&A market.  In a sign of increased confidence on the part of company executives, global M&A activity is now up 16% from a year earlier.  Additionally, global convertible bonds shrugged off various macro shocks later in the period to outperform both equities and bonds. Performance was positive across all regions with the exception of Japan, where yen weakness eroded what was otherwise a slight positive return.

Investment Outlook

Rochdale has come to appreciate the benefits of having a more flexible and dynamic approach to investing included within our clients’ portfolios.  The traditional method of buying good companies and holding them for a long period has not achieved acceptable returns over the past decade when adjusted for the higher risk of holding equities.  The difficulty for investment managers using this strategy is the trouble that arises when periodic extreme events occur.  In the past decade we have experienced two such extreme events which significantly eroded previous equity market gains earned.  Because having an investment strategy that fails to react in some manner to such extreme events means having to bear the proportional amount of extreme volatility, we prefer to acknowledge that the best forecasts in the world cannot predict extreme events. Therefore allocating a portion of each client’s portfolio to a dynamic and hedged approached seems necessary in today’s environment.

Provided that no material fiscal or monetary policy mistakes are made, we expect moderate economic trends to prevail through the remainder of 2011. Together with low inflation, strong corporate profits, reasonable valuations and continued Federal Reserve liquidity support, this environment should also remain favorable for investing in stocks and other risky assets.  Still, the recent rekindling of market worries over European sovereign debt, higher oil prices and emerging market policy tightening are a reminder that the higher volatility experienced by portfolios invested solely in traditional stocks and bonds is likely to persist. Considering its portfolio diversification aspects, we therefore believe RCAS continues to represent an appropriate allocation for clients seeking growth of principal with low volatility across varying market conditions.

Sincerely,

Garrett R. D’Alessandro, CFA, CAIA, AIF®
Chief Executive Officer & President
Rochdale Investment Management LLC

Important Disclosures

The performance returns presented may contain figures estimated by the underlying manager which, if subsequently revised by the underlying manager, may change the returns indicated for the applicable period.

The unsubsidized total annual fund operating expense ratio for the Rochdale Core Alternative Strategies Fund and the Rochdale Core Alternative Strategies Fund TEI is 3.31% and 2.81%, respectively. Cumulative Return at POP (Public Offering Price, reflecting maximum front end sales charge of 2.00%) since inception of July 1, 2007 for the Rochdale Core Alternative Strategies Fund and the Rochdale Core Alternative Strategies Fund TEI is -2.75% and   -3.11%, respectively. Performance quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be obtained by calling 800-245-9800.

An investor should consider carefully the Funds’ investment objectives, risks, charges, and expenses. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 800-245-9888. Please read it carefully before investing. RIM Securities LLC, the affiliated broker dealer for Rochdale Investment Management LLC, 570 Lexington Avenue, New York, NY 10022.

The views expressed herein represent the opinions of Rochdale Investment Management and are subject to change without notice at anytime. This information should not in any way be construed to be investment, financial, tax, or legal advice or other professional advice or service, and should not be relied on in making any investment or other decisions.  Hedge fund investments are speculative and may entail substantial risks. Investing in small and medium-size companies may carry additional risks such as limited liquidity and increased volatility. Investing in international companies carries risks such as currency fluctuation, interest rate fluctuation, and economic and political instability.  Short sales may increase volatility and potential for loss. As with all investments, there is no guarantee that investment objectives will be met.

Rochdale Investment Management, its affiliated companies, or their respective shareholders, directors, officers and/or employees may have long or short positions in the securities discussed herein.

Report of Independent Registered Public Accounting Firm

The Members and
Board of Directors of
Rochdale Core Alternative Strategies
Fund TEI LLC

We have audited the accompanying consolidated statement of assets, liabilities and members' capital of Rochdale Core Alternative Strategies Fund TEI LLC and subsidiary (the “Fund”), as of March 31, 2011, and the related consolidated statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for the years ended March 31, 2011 and 2010, and the financial highlights for the years ended March 31, 2011, 2010, 2009 and for the period from July 1, 2007 (commencement of operations) through March 31, 2008.  These financial statements and financial highlights are the responsibility of the Fund's Management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As more fully described in the notes to the consolidated financial statements, the Fund invests substantially all of its assets in Rochdale Core Alternative Strategies Master Fund LLC (the “Master Fund).”  The audited financial statements of the Master Fund are attached and are an integral part of the Fund's consolidated financial statements.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2011 and the results of its operations and its cash flows for the year then ended, the statements of changes in members’ capital for the years ended March 31, 2011 and 2010 and its financial highlights for the years ended March 31, 2011, 2010, 2009 and for the period from July 1, 2007 (commencement of operations) through March 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
May 31, 2011

One Grand Central Place 60 East 42nd St. New York, NY, 10165 212.286.2600 tel 212.286.4080 fax
www.odmd.com

Rochdale Core Alternative Strategies Fund TEI LLC and Subsidiary

Consolidated Statement of Assets, Liabilities and Members' Capital

March 31, 2011

ASSETS
Investment in Rochdale Core Alternative Strategies Master Fund LLC	$37,999,888
Cash and Equivalents	352,075
Investments made in advance	375,000
Prepaid expenses	20,424
Receivable from Adviser	5,124

Total Assets	38,752,511

LIABILITIES AND MEMBERS' CAPITAL
Liabilities
Contributions received in advance	375,000
Distribution payable	352,075
Incentive fee payable	21,545
Professional fees payable	26,327
Investor servicing fee payable	47,947
Accrued expenses and other liabilities	5,274

Total Liabilities	828,168

Total Members' Capital	$37,924,343

The accompanying notes are an integral part of these financial statements

2

Rochdale Core Alternative Strategies Fund TEI LLC and Subsidiary

Consolidated Statement of Operations

Year Ended March 31, 2011

NET INVESTMENT LOSS ALLOCATED FROM
ROCHDALE CORE ALTERNATIVE STRATEGIES
MASTER FUND LLC
Interest income	$3,465
Expenses	(642,218)

Net Investment Loss Allocated	(638,753)

FUND EXPENSES
Administration fees	9,874
Registration fees	22,552
Professional fees	66,021
Investor servicing fees (see Note 4)	95,741
Incentive fees (see Note 3)	35,296
Custody fees	1,175
Reports to members	1,126
Other expenses	5,088
Total Fund Expenses	236,873

Add expenses recouped (see Note 3)	17,796

Total Fund Expenses	254,669

Net Investment Loss	(893,422)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
ALLOCATED FROM ROCHDALE CORE ALTERNATIVE STRATEGIES
MASTER FUND LLC
Net realized loss on investments	(736,388)
Net change in unrealized appreciation/depreciation on investments	4,137,849

Net Realized and Unrealized Gain on Investments	3,401,461

Net Increase in Members' Capital Resulting from Operations	$2,508,039

The accompanying notes are an integral part of these financial statements

3

Rochdale Core Alternative Strategies Fund TEI LLC and Subsidiary

Consolidated Statements of Changes in Members' Capital

	Year Ended March 31, 2011	Year Ended March 31, 2010
FROM OPERATIONS
Net investment loss	$(893,422)	$(795,902)
Net realized gain (loss) on investments	(736,388)	(650,521)
Net change in unrealized appreciation/depreciation on investments	4,137,849	4,340,395

Net Increase in Members' Capital Resulting From Operations	2,508,039	2,893,972

INCREASE (DECREASE) FROM TRANSACTIONS IN MEMBERS' CAPITAL
Proceeds from sales of members' interests	3,700,091	3,862,091
Payments for purchases of members' interests	(6,912,040)	(760,642)
Net (Payments for) Proceeds of Members' Interests	(3,211,949)	3,101,449

Total Increase (Decrease) in Members' Capital	(703,910)	5,995,421

MEMBERS' CAPITAL
Beginning of year	38,628,253	32,632,832

End of year	$37,924,343	$ 38,628,253

The accompanying notes are an integral part of these financial statements

4

Rochdale Core Alternative Strategies Fund TEI LLC and Subsidiary

Consolidated Statement of Cash Flows

Year Ended March 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members' capital resulting from operations	$2,508,039
Adjustments to reconcile net increase in members' capital resulting from operations to net cash from operating activities:
Net change in unrealized appreciation/depreciation on investments	(4,137,849)
Realized loss on investments	736,388
Purchases of investments in Master Fund	(3,700,091)
Sales of investments in Master Fund	6,912,040
Net investment loss allocated from Master Fund	638,753
Expenses paid by the Master Fund	212,108
Changes in operating assets and liabilities:
Investments made in advance	(65,000)
Prepaid expenses	(7,793)
Receivable from Adviser	89
Contributions received in advance	65,000
Distribution payable	289,739
Incentive fee payable	20,448
Professional fees payable	6,942
Investor servicing payable	24,269
Accrued expenses and other liabilities	(1,394)

Net Cash from Operating Activities	3,501,688

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of members' interests	3,700,091
Payments for purchases of members' interests	(6,912,040)
Net Cash Flows used in Financing Activities	(3,211,949)

Net Change in Cash and Cash Equivalents	289,739

CASH AND CASH EQUIVALENTS
Balance at beginning of year	62,336

Balance at end of year	$352,075

The accompanying notes are an integral part of these financial statements

5

Rochdale Core Alternative Strategies Fund TEI LLC and Subsidiary

Notes to Consolidated Financial Statements

1.           Organization

Rochdale Core Alternative Strategies Fund TEI LLC (the “TEI Fund”) and its subsidiary, Rochdale Core Alternative Strategies Fund (Cayman) LDC (the "Offshore Fund") together constitute the "Fund".  The TEI Fund is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The TEI Fund commenced investment operations on July 1, 2007. The TEI Fund’s investment objective is to seek long-term growth of principal across varying market conditions with low volatility. “Low volatility” in this objective means the past monthly net asset value fluctuations of the TEI Fund net asset value that are no greater than the rolling 10-year annualized standard deviation of the monthly ups and downs of the higher of: (1) the return of the Barclays Capital Aggregate Bond Index plus 3% or (2) half of the return of the Standard & Poor’s 500-stock Index.

The TEI Fund invests substantially all of its investable assets in the Offshore Fund, a Cayman Islands limited duration company with the same investment objective as the TEI Fund.  The Offshore Fund in turn invests substantially all of its investable assets in Rochdale Core Alternative Strategies Master Fund LLC (the “Master Fund”), a registered investment company with the same investment objective as the Offshore Fund and the TEI Fund. The Offshore Fund serves solely as an intermediate entity through which the TEI Fund invests in the Master Fund.  The Offshore Fund makes no independent investment decisions and has no investment or other discretion over the investible assets.  Rochdale Investment Management LLC (the “Manager”, "Adviser" or “Rochdale”) is the investment adviser to the Master Fund.  The Manager is also the adviser to Rochdale Core Alternative Strategies Fund, LLC, which also invests all of its investable assets with the Master Fund.  The Manager delegates sub-investment advisory responsibilities to PineBridge Investments (the “Sub-Adviser”) with respect to the Master Fund.

The Manager has engaged the Sub-Adviser to provide sub-investment advisory services.  The Sub-Adviser has investment discretion to manage the assets of the Master Fund and is responsible for identifying prospective Hedge Funds, performing due diligence and review of those Hedge Funds and their Hedge Fund Managers, selecting Hedge Funds, allocating and reallocating the Master Fund’s assets among Hedge Funds, and providing risk management services, subject to the general supervision of the Manager.

The financial statements of the Master Fund are included elsewhere in this report and should be read in conjunction with the TEI Fund’s financial statements.  At March 31, 2011, the TEI Fund's beneficial ownership of the Master Fund's net assets was 64.42%.

6

Rochdale Core Alternative Strategies Fund TEI LLC and Subsidiary

Notes to Consolidated Financial Statements

1.           Organization (continued)

The TEI Fund reserves the right to reject any subscriptions for Interests in the TEI Fund.  Generally, initial and additional subscriptions for investment (or "Member Interests") in the TEI Fund by eligible Members may be accepted at such times as the TEI Fund may determine.  Each Member must be a qualified investor and subscribe for a minimum initial investment in the TEI Fund of $25,000.  Additional investments in the Fund must be made in a minimum amount of $10,000.  Brokers selling the TEI Fund may establish higher minimum investment requirements than the TEI Fund.  The TEI Fund from time to time may offer to repurchase member interests in the TEI Fund at such times and on such terms as may be determined by the TEI Fund's Board in its complete and absolute discretion.  TEI Fund interests must be held for at least six months after initial purchase (or for a second six-month period as described below).  Members must hold TEI Fund interests for at least six months before being eligible to request that the TEI Fund repurchase TEI Fund interests during a tender offer.  If no such request is made by a Member during a tender offer, such Member must hold TEI Fund interests for a second six-month period before submitting an initial request.

2.           Significant Accounting Policies

The following is a summary of significant accounting policies followed by the TEI Fund.

Basis of Presentation and Use of Estimates

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

Fair Value Measurements

The TEI Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management has determined that these standards have no material impact on the TEI Fund’s financial statements. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

7

Rochdale Core Alternative Strategies Fund TEI LLC and Subsidiary

Notes to Consolidated Financial Statements

2.           Significant Accounting Policies

Fair Value Measurements (continued)

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the TEI Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the TEI Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

For the fiscal year ended March 31, 2011, the TEI Fund’s investment consisted entirely of an investment in the Master Fund. The fair value hierarchy of the Master Fund’s investments is disclosed in the notes to the Master Fund’s financial statements, included elsewhere in this report.

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements.  Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  The impact of this standard is disclosed in the notes to the Master Fund’s financial statements, included elsewhere in this report.

Investments Valuation

The net asset value of the TEI Fund is determined as of the close of business at the end of each month. The net asset value of the TEI Fund equals the value of the assets of the TEI Fund, less liabilities, including accrued fees and expenses.

The TEI Fund's investment in the Master Fund represents substantially all of the TEI Fund's assets.  All investments owned are carried at fair value, which is the portion of the net asset value of the Master Fund held by the TEI Fund.

The accounting for and valuation of investments by the Master Fund is discussed in the notes to the financial statements for the Master Fund, which are an integral part of these financial statements.

8

Rochdale Core Alternative Strategies Fund TEI LLC and Subsidiary

Notes to Consolidated Financial Statements

2.           Significant Accounting Policies (continued)

Investments Valuations (continued)

The TEI Fund has not maintained any positions in derivative instruments or directly engaged in hedging activities.

Investment Income Recognition

Purchases and sales of investments in the Master Fund are recorded on a trade-date basis. Interest income is recorded on the accrual basis and dividends are recorded on the ex-dividend date. Realized and unrealized gains and losses are included in the determination of income as allocated from the Master Fund based upon its ownership interest.

Fund Expenses

The direct expenses of the TEI Fund include, but are not limited to, the following: legal fees; accounting and auditing fees; custodial fees; costs of computing the TEI Fund’s net asset value; costs of insurance; registration expenses, expenses of meetings of the Board and members; all costs with respect to communications to members; and other types of expenses as may be approved from time to time by the Board.  The TEI Fund, as an investor in the Master Fund, recognizes its share of the fees and expenses of the Master Fund (including a management fee and incentive fee).

Income Taxes

The TEI Fund's tax year end is December 31.  The TEI Fund is treated as a partnership for Federal income tax purposes, whereby each Member of the TEI Fund is responsible for the tax liability or benefit relating to such Member’s distributive share of taxable income or loss.  Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

Effective September 30, 2007, the TEI Fund adopted authoritative guidance on uncertain tax positions.  The TEI Fund recognizes the effect of tax positions when they are more likely than not of being sustained.  Management is not aware of any exposure to uncertain tax positions that could require accrual or which could affect the TEI Fund’s liquidity or future cash flows, or its treatment as a flow through entity, pursuant to relevant income tax regulations.  As of March 31, 2011, the TEI Fund’s tax years 2007 through 2010 remain open and subject to examination by relevant taxing authorities.

Distribution Policy

The TEI Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to Members.  The amount and frequency of distributions, if any, will be at the sole discretion of the Board.

9

Rochdale Core Alternative Strategies Fund TEI LLC and Subsidiary

Notes to Consolidated Financial Statements

2.           Significant Accounting Policies (continued)

Capital Accounts

Net profits or net losses of the TEI Fund for each month are allocated to the capital accounts of Members as of the last day of each month in accordance with Members' respective investment percentage in the TEI Fund.  Net profits or net losses are measured as the net change in the value of the net assets of the TEI Fund during each month, before giving effect to any repurchases of interest in the TEI Fund, and excluding the amount of any items to be allocated to the capital accounts of the Members of the TEI Fund, other than in accordance with the each Members' respective investment percentage.

Prior to the end of each quarter and year end, the TEI Fund receives Member contributions with an effective subscription date of the first day of the following month. These contributions are held by the Master Fund and have an effective investment date of first day of the following month. The Master Fund, in turn, makes contributions to certain Hedge Funds, which have effective subscription dates of the first day of the following month. These amounts are reported as "Contributions received in advance" and "Investments made in advance", respectively.

Cash and Cash Equivalents

The TEI Fund considers all highly liquid investments with a maturity of ninety days or less at time of purchase to be cash equivalents.

Consolidation

The financial statements of the TEI Fund includes the Offshore Fund, its wholly owned subsidiary.  All inter-company transactions have been eliminated in consolidation.

Subsequent Events

In preparing these financial statements, the TEI Fund has evaluated events after March 31, 2011 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

3.           Commitments and Other Related Party Transactions

The Manager has contractually agreed to waive and/or reimburse the expenses of the TEI Fund and the Master Fund, to the extent needed to limit their combined annual operating expenses to 2.25% of net assets.  To the extent that the Manager reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which the expenses were reimbursed or absorbed.  The TEI Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses are to be reimbursed or at the time these payments are proposed.  For the fiscal year ended March 31, 2011, the Manager recouped $17,796 of fees and expenses.

10

Rochdale Core Alternative Strategies Fund TEI LLC and Subsidiary

Notes to Consolidated Financial Statements

3.           Commitments and Other Related Party Transactions (continued)

The Sub-Adviser is entitled to receive a performance-based incentive fee equal to 10% of the net profits(taking into account net realized and unrealized gains or losses and net investment income or loss), if any, in excess of the non-cumulative “Preferred Return,” subject to reduction of that excess for prior losses that have not been previously offset against net profits (the “Incentive Fee”). The Incentive Fee will be accrued monthly and is generally payable annually on a calendar year basis. The Preferred Return is an annual return equal to the 3-year Treasury constant maturity rate as reported by the Board of Governors of the Federal Reserve System as of the last business day of the prior calendar year plus 2%.

4.           Investor Servicing Fees

The TEI Fund pays a fee to RIM Securities, LLC, an affiliate of the Manager, as Distributor to reimburse it for payments made to broker-dealers and certain financial advisers (“Investor Service Providers”) that have agreed to provide ongoing investor services to investors in the TEI Fund that are their customers.  This fee is paid quarterly and in an amount, with respect to each Investor Service Provider, not to exceed the lesser of: (i) 0.25% (on an annualized basis) of the aggregate value of outstanding interests held by investors that receive services from the Investment Service Provider, determined as of the last day of the calendar month (before any repurchase of Member interests); or (ii) the Distributor’s actual payments to the Investment Service Provider.

5.           Concentration, Liquidity and Off-Balance Sheet Risks

The Master Fund invests primarily in Hedge Funds that are illiquid securities and not registered under the 1940 Act.  Such Hedge Funds invest in actively traded securities, illiquid securities, derivatives and other financial instruments using several investment strategies and investment techniques, including leverage, which may involve significant risks. The Master Fund's concentration and liquidity risks are discussed in the notes to the Master Fund's financial statements which are attached elsewhere in this report and are an integral part of these financial statements.

In the normal course of business, the Hedge Funds in which the Master Fund invests trade various derivatives and financial instruments and enter into various investment activities with off-balance sheet risk. The Master Fund's off balance sheet risk in these financial instruments is discussed in the notes to the Master Fund's financial statements which are attached elsewhere in this report and are an integral part of these financial statements.

6.           Investment Transactions

For the fiscal year ended March 31, 2011, the TEI Fund's assets were invested in the Master Fund and the TEI Fund made aggregate purchases of $3,700,091 and aggregate sales of $6,912,040 in the Master Fund.

11

Rochdale Core Alternative Strategies Fund TEI LLC and Subsidiary

Notes to Consolidated Financial Statements

7.           Issuer Tender Offer

The TEI Fund offered to purchase up to $3,500,000 of Interests in the TEI Fund thereof properly tendered by Members at a price equal to the net asset value of Interests as of December 31, 2010.  For Interests tendered, the Member received a promissory note entitling the Member to a cash amount equal to at least 90% of the net asset value calculated on December 31, 2010, of the Interests tendered and accepted for purchase by the TEI Fund, upon the terms and subject to the conditions set forth in the Offer to Purchase dated September 22, 2010.  The offer terminated at 5:00 p.m., Eastern Time, on October 20, 2010.  Pursuant to the amended issuer tender offer filed with the Securities and Exchange Commission on January 26, 2011, Interests in the TEI Fund with a net asset value of $3,520,216 as determined as of the valuation date, were tendered and accepted by the TEI Fund.  Since the amount of Interests tendered and accepted was greater than the amount offered to purchase, the redemptions were prorated.

12

Rochdale Core Alternative Strategies Fund TEI LLC and Subsidiary

Financial Highlights
				Period from
				July 1, 2007
				(Commencement of
				Operations)
	Year Ended	Year Ended	Year Ended	through
	March 31, 2011	March 31, 2010	March 31, 2009	March 31, 2008
Total Return before incentive fee	6.69%	8.48%	(11.68%)	(5.11%)
Incentive fee	(0.09%)	(0.02%)	0.00%	0.00%
Total Return after incentive fee	6.60%	8.46%	(11.68%)	(5.11%)

RATIOS/SUPPLEMENTAL DATA

Net Assets, end of period ($000's)	$37,924	$38,628	$32,633	$30,573
Portfolio Turnover	20.28%	20.91%	19.34%	1.39%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS

Net investment loss, before waivers/reimbursements or recoupment	(2.28%)	(2.41%)	(2.10%)	(2.36%)
Net investment loss, after waivers/reimbursements or recoupment	(2.33%)	(2.49%)	(2.13%)	(1.80%)

RATIO OF EXPENSES TO AVERAGE NET ASSETS, BEFORE
INCENTIVE FEE

Operating expenses, before waivers/reimbursements or recoupment	2.20%	2.17%	2.22%	2.81%
Operating expenses, after waivers/reimbursements or recoupment	2.25%	2.25%	2.25%	2.25%

RATIO OF EXPENSES TO AVERAGE NET ASSETS, NET OF WAIVERS
AND REIMBURSEMENTS AFTER INCENTIVE FEE

Operating expenses, after waivers/reimbursements or recoupment	2.25%	2.25%	2.25%	2.25%
Incentive fee	0.09%	0.02%	0.00%	0.00%
Total Operating expenses, after waivers/reimbursements
or recoupment, after incentive fee	2.34%	2.27%	2.25%	2.25%

Total return is calculated for all Members taken as a whole and an individual Member's return may vary from these TEI Fund returns based on the timing of capital transactions. The total return for periods less than one year are not annualized.

Portfolio turnover represents the Master Fund's portfolio turnover for the periods above. The ratios of net investment loss to average net assets and ratios of expenses to average net assets are annualized for periods of less than one year. The ratios of expenses to average net assets do not include expenses of the Hedge Funds in which the Master Fund invests.

The expense ratios are calculated for all Members taken as a whole. The computation of such ratios based on the amount of expenses assessed to an individual Member's capital may vary from these ratios based on the timing of capital transactions.

The accompanying notes are an integral part of these financial statements

See Report of Independent Registered Public Accounting Firm

13

Rochdale Core Alternative Strategies
Master Fund LLC

Financial Statements

March 31, 2011

Rochdale Core Alternative Strategies
Master Fund LLC

Financial Statements

March 31, 2011

TABLE OF CONTENTS

Page
Report of Independent Registered Public Accounting Firm

Financial Statements
Statement of Assets, Liabilities and Members' Capital	2
Statement of Operations	3
Statements of Changes in Members' Capital	4
Statement of Cash Flows	5
Schedule of Investments	6-8
Notes to Financial Statements	9-17
Financial Highlights	18

Directors and Officer Information
Approval of Investment Management Agreement
Additional Information

Report of Independent Registered Public Accounting Firm

The Members and
Board of Directors of
Rochdale Core Alternative Strategies
Master Fund LLC

We have audited the accompanying statement of assets, liabilities and members' capital of Rochdale Core Alternative Strategies Master Fund LLC (the “Fund”), including the schedule of investments, as of March 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for the years ended March 31, 2011 and 2010, and the financial highlights for the years ended March 31, 2011, 2010, 2009 and for the period from July 1, 2007 (commencement of operations) through March 31, 2008.  These financial statements and financial highlights are the responsibility of the Fund's Management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of cash and investments as of March 31, 2010, by correspondence with the custodian and investment managers, respectively, or by other appropriate auditing procedures where replies from investment managers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2011 and the results of its operations and its cash flows for the year then ended, the statements of changes in members’ capital for the years ended March 31, 2011 and 2010 and its financial highlights for the years ended March 31, 2011, 2010, 2009 and for the period from July 1, 2007 (commencement of operations) through March 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
May 31, 2011

One Grand Central Place 60 East 42nd St. New York, NY, 10165 212.286.2600 tel 212.286.4080 fax
www.odmd.com

Rochdale Core Alternative Strategies Master Fund LLC

Statement of Assets, Liabilities and Members' Capital

March 31, 2011

ASSETS
Investments, at fair value (cost $50,407,844)	$57,821,697
Receivable for fund investments sold	2,105,527
Prepaid expenses	96
Interest receivable	87

Total Assets	59,927,407

LIABILITIES AND MEMBERS' CAPITAL
Liabilities
Management fees payable	61,784
Contributions received in advance	725,000
Accrued professional fees payable	66,225
Accrued expenses and other liabilities	84,313

Total Liabilities	937,322

Total Members' Capital	$58,990,085

The accompanying notes are an integral part of these financial statements

Rochdale Core Alternative Strategies Master Fund LLC

Statement of Operations

Year Ended March 31, 2011

INVESTMENT INCOME
Interest income	$5,232

Investment Income	5,232

EXPENSES
Management fees (see Note 4)	726,299
Professional fees	100,866
Administration fees	112,041
Directors' fees	18,892
Custody fees	6,705
Reports to members	1,262
Other expenses	7,192

Total Expenses	973,257

Net Investment Loss	(968,025)

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS
Net realized loss on investments	(1,165,122)
Net change in unrealized appreciation/depreciation on investments	6,330,075

Net Realized and Unrealized Gain on Investments	5,164,953

Net Increase in Members' Capital Resulting from Operations	$4,196,928

The accompanying notes are an integral part of these financial statements

Rochdale Core Alternative Strategies Master Fund LLC

Statements of Changes in Members' Capital

	Year Ended March 31, 2011	Year Ended March 31, 2010
FROM OPERATIONS
Net investment loss	$(968,025)	$(891,812)
Net realized loss on investments	(1,165,122)	(1,004,583)
Net change in unrealized appreciation/depreciation on investments	6,330,075	6,632,485

Net Increase in Members' Capital Resulting From Operations	4,196,928	4,736,090

INCREASE (DECREASE) FROM TRANSACTIONS IN MEMBERS' CAPITAL
Proceeds from sales of members' interests	6,139,018	5,088,553
Payments for purchases of members' interests	(8,961,701)	(2,567,537)
Net (Payments for) Proceeds of Members' Interests	(2,822,683)	2,521,016

Total Increase in Members' Capital	1,374,245	7,257,106

MEMBERS' CAPITAL
Beginning of year	57,615,840	50,358,734

End of year	$58,990,085	$57,615,840

The accompanying notes are an integral part of these financial statements

Rochdale Core Alternative Strategies Master Fund LLC

Statement of Cash Flows

Year Ended March 31, 2011

CASH FLOW FROM OPERATING ACTIVITIES
Net increase in members' capital resulting from operations	$4,196,928
Adjustments to reconcile net increase in members' capital
resulting from operations to net cash from operating activities:
Purchases of investments	(36,305,270)
Sales of investments	40,009,291
Net change in unrealized appreciation/depreciation on investments	(6,330,075)
Net realized loss from investments	1,165,122
Change in Operating Assets and Liabilities:
Investments made in advance	2,000,000
Receivable for fund investments sold	(1,937,645)
Prepaid expenses	7,190
Interest receivable	125
Management fees payable	(56,560)
Contributions received in advance	15,000
Professional fees payable	16,940
Accrued expense and other liabilities	41,637

Net Cash from Operating Activities	2,822,683

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of members' interests	6,139,018
Payments for purchases of members' interests	(8,961,701)
Net Cash used in Financing Activities	(2,822,683)

Net Change in Cash and Cash Equivalents	-

CASH AND CASH EQUIVALENTS
Beginning of year	-

End of year	$-

The accompanying notes are an integral part of these financial statements

Rochdale Core Alternative Strategies Master Fund LLC

Schedule of Investments

March 31, 2011

				Redemptions
	Percentage of				Notice Period
Long-Term Investment Funds1:	Members' Capital	Cost	Fair Value	Frequency	# of Days

Equity Long / Short:

Absolute Partners Fund LLC	3.12%	$1,750,000	$1,839,631	Monthly	90
Alphagen Rhocas	3.82	1,750,000	2,254,352	Monthly	30
Blackthorn Partners, LP	3.70	1,620,085	2,181,027	Monthly	45
Clovis Capital Partners Institutional, LP	4.74	2,575,000	2,795,864	Quarterly	45
Criterion Institutional Partners, LP	3.48	1,750,000	2,050,684	Monthly	45
FrontPoint Offshore Asia Pacific Fund, Ltd.	1.82	1,000,000	1,074,989	Quarterly	45
Hunter Global Investors Fund I LP	4.98	2,575,000	2,940,087	Quarterly	30
LAE Fund L.P.	2.53	1,500,000	1,495,801	Monthly	30
Sandler Associates	4.96	2,500,000	2,926,829	Quarterly	30
Seligman Health Spectrum Plus Fund LLC	3.75	1,750,000	2,210,056	Monthly	30
Standard Global Equity Partners SA, LP	4.74	2,500,000	2,796,459	Quarterly	45
	41.64	21,270,085	24,565,779

Event / Multi-Strategy:

Bennelong Asia Pacific Multi Strategy Equity Fund, LP	0.23	165,549	133,951	**	**
Brencourt Multi Strategy Arbitrage, LP	0.47	119,429	278,576	**	**
Brigade Leveraged Capital Structures Fund LP	6.07	2,800,000	3,579,071	Quarterly	60
Canyon Value Realization Fund, LP	3.95	2,000,000	2,330,264	Annually	100
Castlerigg Partners	0.29	214,270	171,701	**	**
GoldenTree Partners LP	4.38	1,882,875	2,583,786	Quarterly	90
GoldenTree Partners LP2	0.62	267,125	366,564	**	**
HBK Fund II L.P.	5.60	3,000,000	3,305,271	Quarterly	90
King Street Capital LP	0.28	108,791	163,424	**	**
OZ Asia Domestic Partners, LP	3.75	2,000,000	2,213,066	Annually	45
Polygon Global Opportunities Fund, LP	0.66	921,277	389,795	*	*
Satellite Fund II LP	0.01	48,603	7,421	*	*
Stark Select Asset Fund LLC3	0.37	206,303	216,402	**	**
SuttonBrook Capital Partners, LP	5.40	3,202,351	3,181,929	Monthly	30
York Capital Management, LP	5.58	3,000,000	3,293,729	Quarterly	45
	37.66	19,936,573	22,214,950

Global Macro Strategy:

Blenheim Commodity Fund, LLC	3.43	1,500,000	2,020,923	Monthly	65
Boronia Diversified Fund (U.S.) LP	1.40	750,000	826,308	Monthly	30
CamCap Resources, LP	2.45	1,250,000	1,444,318	Quarterly	60
Caxton Global Investments (USA) LLC	0.09	48,865	55,507	**	**
Dynamic	1.54	609,606	908,491	Monthly	30
MKP Opportunity Partners, LP	2.19	1,250,000	1,294,475	Monthly	60
Robeco Transtrend Diversified Fund LLC	2.98	1,500,000	1,757,517	Monthly	5
Sunrise Commodities Fund	2.63	1,110,000	1,550,714	Monthly	15
	16.71	8,018,471	9,858,253

Total Long-Term Investment Funds:	96.01%	$49,225,129	$56,638,982

Short-Term Investment:

Money Market Fund:
Federated Prime Obligations Fund-Institutional Class, 0.16% 4	2.01%	$1,182,715	$1,182,715

Total Investments	98.02%	$50,407,844	$57,821,697

The accompanying notes are an integral part of these financial statements

Rochdale Core Alternative Strategies Master Fund LLC

Schedule of Investments, Continued

March 31, 2011

1. All investments are non-income producing.
2. This Fund is a side pocket of GoldenTree Partners LP.
3. This Fund is a side pocket of Stark Investments Limited Partnership.
4. 7-Day Yield.

* Redemption restrictions exist for Hedge Funds whereby the Hedge Fund Managers may suspend redemption either in their sole discretion or other factors. Such factors include the magnitude of redemptions requested, portfolio valuation issues or market conditions. Redemptions are currently suspended for Polygon Global Opportunities Fund, LP and Satellite Fund II LP,
as the funds are in process of being liquidated or restructured.

** Special Investments have been established for Bennelong Asia Pacific Multi Strategy Equity Fund, LP, Brencourt Multi
Strategy Arbitrage, LP, Castlerigg Partners, GoldenTree Partners LP, King Street Capital LP, Stark Select Asset Fund LLC and
Caxton Global Investments (USA) LLC. These investments are long-term and illiquid.

Equity Long / Short. Equity investing involves the purchase and / or sale of listed or unlisted equity and equity-related Financial
Instruments usually based on fundamental research and analysis. Hedge Fund Managers may invest opportunistically in several sectors or they may be sector specialists. These Hedge Fund Managers may be globally or regionally focused. Hedge Fund
Managers may also have a style bias, such as growth or value. The average holding period of Hedge Fund Managers may vary as well between long-term or short-term trading. Some Hedge Fund Managers may also take a top-down thematic approach while others utilize a bottoms-up approach pursuant to which individual securities are selected.

Event / Multi-Strategy. Multi-strategy investing is an investment strategy that focuses on the securities of companies undergoing some material structural changes. These changes can come in the form of mergers, acquisitions, spin offs, Dutch tender offers, share buybacks and other reorganizations. This strategy also seeks to exploit relative value inefficiencies across the capital structure or among closely related markets, generally without assuming an unhedged exposure to any particular market or financial instrument.

Global Macro Strategy. Macro strategies take long, short and relative value positions in Financial Instruments based on a top-
down fundamental and technical analysis of capital market conditions. Hedge Fund Managers begin evaluating opportunities based on economic and/or technical factors, working their way down to regional, country and industry specific analysis. The
Hedge Fund Managers make judgements about the expected future price direction of asset classes and express that opinion by taking long or short positions in a variety of instruments. Investments are usually made in a wide variety of global futures, cash instruments and other Financial Instruments, including stocks, bonds, currencies, derivatives and commodities.

The accompanying notes are an integral part of these financial statements

Rochdale Core Alternative Strategies Master Fund LLC

Schedule of Investments (continued)

March 31, 2011

Strategy Allocation Breakdown
(as a % of total investments)

The accompanying notes are an integral part of these financial statements

Rochdale Core Alternative Strategies
Master Fund LLC

Notes to Financial Statements

1.           Organization

Rochdale Core Alternative Strategies Master Fund LLC (the "Master Fund") is a closed-end, non-diversified management Investment Company that was organized as a limited liability company under the laws of the State of Delaware on September 11, 2006 and serves as a master fund in a master feeder structure. Interests in the Master Fund are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Master Fund may be made only by U.S. and foreign investment companies, common or commingled trust funds, organizations or trusts described in Sections 401(a) or 501(a) of the Internal Revenue Code of 1986, as amended, or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. The Master Fund is a registered investment company under the Investment Company Act of 1940.

Rochdale Investment Management LLC (the “Manager”, "Adviser" or “Rochdale”) is the investment adviser to the Master Fund. The Manager delegates sub-investment advisory responsibilities to PineBridge Investments (the “Sub-Adviser”) with respect to the Master Fund.

The Master Fund seeks to achieve its objective by investing substantially all of its assets in the securities of privately placed investment vehicles, typically referred to as hedge funds (“Hedge Funds" or "Investment Funds”), that pursue a variety of “absolute return” investment strategies. “Absolute return” refers to a broad class of investment strategies that attempt to consistently generate positive returns regardless of market conditions.

The Master Fund’s investment objective is to seek long-term growth of principal across varying market conditions with low volatility. “Low volatility” in this objective means the past monthly net asset value fluctuations of the Master Fund’s net asset value that is no greater than the rolling 10-year annualized standard deviation of the monthly ups and downs of the higher of: (1) the return of the Barclays Capital Aggregate Bond Index plus 3% or (2) half of the return of the Standard & Poor’s 500-stock Index.  Master Fund investments generally fall within the following broadly defined investment fund strategies: equity long/short, event/multi-strategy driven and global macro.

2.           Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Master Fund.

Rochdale Core Alternative Strategies
Master Fund LLC

Notes to Financial Statements

2.           Significant Accounting Policies (continued)

Basis of Presentation and Use of Estimates

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

Fair Value Measurements

The Master Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management has determined that these standards have no material impact on the Master Fund’s financial statements. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Master Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

Rochdale Core Alternative Strategies
Master Fund LLC

Notes to Financial Statements

2.           Significant Accounting Policies (continued)

Investments Valuation

Investments are carried at fair value. The fair value of alternative investments has been estimated using the Net Asset Value (“NAV”) as reported by the management of the respective alternative investment fund. Financial Accounting Standards Board (FASB) guidance provides for the use of NAV as a “Practical Expedient” for estimating fair value of alternative investments. NAV reported by each alternative investment fund is used as a practical expedient to estimate the fair value of the Master Fund’s interest therein and their classification within Level 2 or 3 is based on the Master Fund’s ability to redeem its interest in the near term and liquidate the underlying portfolios.

The Master Fund has not maintained any positions in derivative instruments or directly engaged in hedging activities.

Investment Income Recognition

Purchases and sales of securities are recorded on a trade-date basis. Interest income is recorded on the accrual basis and dividends are recorded on the ex-dividend date. Realized and unrealized gains and losses are included in the determination of income.

Fund Expenses

The expenses of the Master Fund include, but are not limited to, the following: legal fees; accounting and auditing fees; custodial fees; management fees; an incentive fee; costs of computing the Master Fund's net asset value; costs of insurance; registration expenses; due diligence, including travel and related expenses; expenses of meetings of the Board and members; all costs with respect to communications to members; and other types of expenses as may be approved from time to time by the Board.

Income Taxes

The Master Fund’s tax year end is December 31.  The Master Fund is treated as a partnership for Federal income tax purposes.  Each Member is responsible for the tax liability or benefit relating to such Member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

Effective September 30, 2007, the Master Fund adopted authoritative guidance on uncertain tax positions.  The Master Fund recognizes the effect of tax positions when they are more likely than not of being sustained.  Management is not aware of any exposure to uncertain tax positions that could require accrual or which could affect its liquidity or future cash flows.  As of March 31, 2011, the Master Fund’s tax years 2007 through 2010 remain open and subject to examination by relevant taxing authorities.

Rochdale Core Alternative Strategies
Master Fund LLC

Notes to Financial Statements
2.           Significant Accounting Policies (continued)

Subsequent Events

In preparing these financial statements, the Master Fund has evaluated events after March 31, 2011 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Capital Accounts

Net profits or net losses of the Master Fund for each month are allocated to the capital accounts of Members as of the last day of each month in accordance with Members' respective investment percentages of the Master Fund.  Net profits or net losses are measured as the net change in the value of the net assets of the Master Fund during a fiscal period, before giving effect to any repurchases of interest in the Master Fund, and excluding the amount of any items to be allocated to the capital accounts of the Members of the Master Fund, other than in accordance with the Members' respective investment percentages.

Prior to the end of each quarter and year end, the Master Fund receives Member contributions with an effective subscription date of the first day of the following month.

The Master Fund, in turn, makes contributions to certain Hedge Funds, which have effective subscription dates of the first day of the following month.  These amounts are reported as "Contributions received in advance" and "Investments made in advance", respectively.

Rochdale Core Alternative Strategies
Master Fund LLC

Notes to Financial Statements

3.           Fair Value Disclosures

Investments in Partnerships and Limited Liability Entities

The following alternative and temporary investments were measured at fair value as of March 31, 2011 using the practical expedient:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Alternative Investments	$-	$34,244,836	$22,394,146	$56,638,982
Short-Term Investment	1,182,715	-	-	1,182,715

Total Investments	$1,182,715	$34,244,836	$22,394,146	$57,821,697

The following is a reconciliation of the beginning and ending balances for Level 3 investments during the fiscal year ended March 31, 2011:

Alternative Investments

Beginning balance	$54,763,619

Total Realized Gains/(Losses)	(1,314,206)
Change in Unrealized Gains/Losses	3,742,003

Purchases	5,500,000
Sales	(9,162,549)

Transfers in and/or out of Level 3	(31,134,721)

Ending balance	$22,394,146

Unrealized gains relating to Level 3 alternative investments still held at March 31, 2011 are $2,861,059.

Rochdale Core Alternative Strategies
Master Fund LLC

Notes to Financial Statements

3.           Fair Value Disclosures (continued)

Investments in Partnerships and Limited Liability Entities (continued)

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements.  Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  The impact of this standard is disclosed in Note 3.

There were no significant transfers into or out of Level 1 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

Transfers into and out of each level of the fair value hierarchy for assets measured at fair value for the fiscal year ended March 31, 2011 were as follows:

	Transfers into Level 2	Transfers (out) of Level 3
Alternative Investments:

Equity Long / Short	$19,912,765	$(19,912,765)

Event Multi-Strategy	6,392,643	(6,392,643)

Global Macro Strategy	4,829,313	(4,829,313)

	$31,134,721	$(31,134,721)

For the fiscal year ended March 31, 2011, the alternative investments transferred from Level 3 to Level 2 were as a result of increased liquidity.

4.           Commitments and Other Related Party Transactions

Management and Incentive Fees

Under the supervision of the Master Fund’s Board and pursuant to an investment management agreement (“Investment Management Agreement”), Rochdale Investment Management LLC, an investment adviser registered under the Investment Advisers Act of 1940, as amended, serves as the Manager for the Master Fund.  The Manager is authorized, subject to the approval of the Master Fund’s Board, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Manager to the Master Fund or to assist in providing these services.

Rochdale Core Alternative Strategies
Master Fund LLC

Notes to Financial Statements

4.           Commitments and Other Related Party Transactions (continued)

Management and Incentive Fees (continued)

The Manager has engaged the Sub-Adviser to provide sub-investment advisory services.  The Sub-Adviser has investment discretion to manage the assets of the Master Fund and is responsible for identifying prospective Hedge Funds, performing due diligence and review of those Hedge Funds and their Hedge Fund Managers, selecting Hedge Funds, allocating and reallocating the Master Fund’s assets among Hedge Funds, and providing risk management services, subject to the general supervision of the Manager.

The investment management fee is shared by the Manager and the Sub-Adviser. The Master Fund will pay the Manager an investment management fee at an annual rate equal to 1.25% of the Master Fund’s month-end net assets, including assets attributable to the Manager (or its affiliates) and before giving effect to any repurchases by the Master Fund of Member interests. The investment management fee is accrued monthly. The investment management fee will be paid to the Manager out of the Master Fund’s assets.

The Manager will pay a fee to the Sub-Adviser at a rate equal to 60% of the amount of the fee earned by the Manager pursuant to the Investment Management Agreement.

The Sub-Adviser through the feeder funds is entitled to receive a performance-based incentive fee equal to 10% of the net profits(taking into account net realized and unrealized gains or losses and net investment income or loss), if any, in excess of the non-cumulative “Preferred Return,” subject to reduction of that excess for prior losses that have not been previously offset against net profits (the “Incentive Fee”). The Incentive Fee will be accrued monthly and is generally payable annually on a calendar year basis. The Preferred Return is an annual return equal to the 3-year Treasury constant maturity rate as reported by the Board of Governors of the Federal Reserve System as of the last business day of the prior calendar year plus 2%.

Expense Reimbursement

The Manager has contractually agreed to waive and/or reimburse the Master Fund’s expenses to the extent needed to limit the Master Fund’s annual operating expenses combined with the annual operating expenses of Rochdale Core Alternative Strategies Fund LLC or Rochdale Core Alternative Strategies Fund TEI LLC (the “Feeder Funds”) to 2.25% of net assets for each Feeder Fund.  To the extent that the Manager reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which the expenses were reimbursed or absorbed. A Feeder Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses are to be reimbursed or at the time these payments are proposed.

Rochdale Core Alternative Strategies
Master Fund LLC

Notes to Financial Statements

4.           Commitments and Other Related Party Transactions (continued)

Expense Reimbursement (continued)

Amounts receivable as a result of these reimbursements in the Rochdale Core Alternative Strategies Fund LLC were $27,673. Amounts payable as a result of these reimbursements in the Rochdale Core Alternative Strategies Fund TEI LLC and Subsidiary were $17,796.

5.           Investment Risks and Uncertainties

Alternative Investments consist of non-traditional, not readily marketable investments, some of which may be structured as offshore limited partnerships, venture capital funds, hedge funds, private equity funds and common trust funds. The underlying investments of such funds, whether invested in stock or other securities, are generally not currently traded in a public market and typically are subject to restrictions on resale. Values determined by investment managers and general partners of underlying securities that are thinly traded or not traded in an active market may be based on historical cost, appraisals, a review of the investees’ financial results, financial condition and prospects, together with comparisons to similar companies for which quoted market prices are available or other estimates that require varying degrees of judgment.

Investments are carried at fair value provided by the respective alternative investment’s management.  Because of the inherent uncertainty of valuations, the estimated fair values may differ significantly from the values that would have been used had a ready market for such investments existed or had such investments been liquidated, and those differences could be material.

6.           Concentration, Liquidity and Off-Balance Sheet Risk

The Master Fund invests primarily in Hedge Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Hedge Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Hedge Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Hedge Funds' net asset value.

Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks relating to limited liquidity, as described below.

Rochdale Core Alternative Strategies
Master Fund LLC

Notes to Financial Statements

6.           Concentration, Liquidity and Off-Balance Sheet Risk (continued)

Redemption restrictions exist for Hedge Funds whereby the Hedge Fund Managers may suspend redemption either in their sole discretion or other factors. Such factors include the magnitude of redemptions requested, portfolio valuation issues or market conditions.  Redemptions are currently restricted for certain Hedge Funds with a fair value at March 31, 2011 aggregating $1,783,341 as noted in the Schedule of Investments.

In the normal course of business, the Hedge Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swap contracts. The Master Fund's risk of loss in these Hedge Funds is limited to the value of its own investments reported in these financial statements by the Master Fund. The Master Fund itself does not invest directly in securities with off-balance sheet risk.

7.           Investment Transactions

For the fiscal year ended March 31, 2011, the aggregate purchases (excluding short-term securities) were $11,250,759 and sales of investments were $14,540,349.

8.           Issuer Tender Offer

The Master Fund offered to purchase up to $5,000,000 of Interests in the Master Fund properly tendered at a price equal to the net asset value of Interests as of December 31, 2010.  For Interests tendered, the security holder received a promissory note entitling the security holder to a cash amount equal to at least 90% of the net asset value calculated on December 31, 2010, of the Interests tendered and accepted for purchase by the Master Fund, upon the terms and subject to the conditions set forth in the Offer to Purchase dated September 22, 2010.  The offer terminated at 5:00 p.m., Eastern Time, on October 20, 2010.  Pursuant to the amended issuer tender offer filed with the Securities and Exchange Commission on January 26, 2011, Interests with a net asset value of $3,544,726 as determined as of the valuation date, were tendered and accepted by the Master Fund.

Rochdale Core Alternative Strategies Master Fund LLC

Financial Highlights
				Period from
				July 1, 2007
				(Commencement of
				Operations)
	Year Ended	Year Ended	Year Ended	through
	March 31, 2011	March 31, 2010	March 31, 2009	March 31, 2008
TOTAL RETURN - NET	7.32%	9.16%	(11.14%)	(5.01%)

RATIOS/SUPPLEMENTAL DATA

Net Assets, end of period ($000's)	$ 58,990	$ 57,616	$ 50,359	$ 48,948
Portfolio Turnover	20.32%	20.91%	19.34%	1.39%

Ratio of Net Investment Loss to Average Net Assets	(1.67%)	(1.83%)	(1.55%)	(1.57%)

Ratio of Expenses to Average Net Assets	1.68%	1.69%	1.67%	1.86%

Total return is calculated for all Members taken as a whole and an individual Member's return may vary from these Fund returns based on the timing of capital transactions.  The total return for periods less than one year are not annualized.

The ratios of net investment loss to average net assets and ratios of expenses to average net assets are annualized for periods of less than one year.  The ratios of expenses to average net assets do not include expenses of the Hedge Funds in which the Master Fund invests.

The expense ratios are calculated for all Members taken as a whole.  The computation of such ratios based on the amount of expenses assessed to an individual Member's capital may vary from these ratios based on the timing of capital transactions.

The ratios above do not include the proportionate share of income or loss from their investments in other funds.

The accompanying notes are an integral part of these financial statements

See Report of Independent Registered Public Accounting Firm

ROCHDALE CORE ALTERNATIVE STRATEGIES MASTER FUND LLC

DIRECTOR AND OFFICER INFORMATION

The Directors of the Fund, who were elected for an indefinite term by the initial shareholders of the Fund, are responsible for the overall management of the Fund, including, general supervision and review of the investment activities of the Fund. The Directors, in turn, elect the officers of the Fund, who are responsible for administering the day to day operations of the Fund. The current Directors and Officers, their affiliations and principal occupations for the past five years are set forth below. The Statement of Additional Information includes additional information about the Directors and is available, without charge, by calling 1-866-209-1967.

Interested Directors and Officers
		Term of		Number of	Other
	Position(s)	Office and		Funds in Fund	Directorships
	Held with	Length of	Principal Occupation(s)	Complex Overseen	Held by
Name, Address and Age	Fund	Time Served	During the Past Five Years	by Director	Director
Carl Acebes	Chairman and	Since 2007	Chairman and Chief	1	*
570 Lexington Avenue	Director		Investment Officer of
New York, NY 10022			Rochdale Investment
Age: 64			Management

Garrett R. D'Alessandro	President	Since 2007	President, Chief Executive	N/A	N/A
570 Lexington Avenue			Officer and Director of
New York, NY 10022			Research of Rochdale
Age: 53			Investment Management

Edmund Towers	Treasurer	Since 2007	Chief Financial Officer,	N/A	N/A
570 Lexington Avenue			Rochdale Investment
New York, NY 10022			Management LLC since July 2005;
Age: 53			Chief Financial Officer,
Daiwa Securities America
Inc. December 1986 to June
2005

Barbara Hawkesworth	Chief	Since 2011	Executive Vice President,	N/A	N/A
570 Lexington Avenue	Compliance		Chief Compliance Officer and
New York, NY 10022	Officer		Deputy General Counsel for
Age: 38			Rochdale Investment Management
and Symphonic Financial Advisors

Kurt Hawkesworth	Secretary	Since 2010	Chief Operating Officer,	N/A	N/A
570 Lexington Avenue			General Counsel, Rochdale
New York, NY 10022			Investment Management
Age: 39

Independent Directors
		Term of		Number of	Other
	Position(s)	Office and		Funds in Fund	Directorships
	Held with	Length of	Principal Occupation(s)	Complex Overseen	Held by
Name, Address and Age	Fund	Time Served	During the Past Five Years	by Director	Director
Maxime C. Baretge	Director	Since 2007	President, Chairman, Bay	1	*
570 Lexington Avenue			Distributors, Inc. (luxury goods
New York, NY 10022			distribution)
Age: 70

Jerry Roland	Director	Since 2007	Retired; Previously was a	1	*
570 Lexington Avenue			Consultant, Credit Suisse-
New York, NY 10022			First Boston (securities and
Age: 74			investment banking)

Thomas J. Volpe	Director	Since 2007	Retired; Previously was a	1	*
570 Lexington Avenue			Consultant, Babcock & Brown,
New York, NY 10022			2001 to 2009.
Age: 75

*	Rochdale Investment Trust, Rochdale Core Alternative Strategies Fund TEI LLC, Rochdale Core Alternative Strategies Fund LLC,
Rochdale Structured Claims Fixed Income Fund LLC, Rochdale Alternative Total Return Fund LLC, Rochdale High Yield Advances
Fund LLC, and Rochdale International Trade Fixed Income Fund.

ROCHDALE CORE ALTERNATIVE STRATEGIES MASTER FUND LLC

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a quarterly meeting held on December 8, 2010, the Directors of the Master Fund and Feeder Funds (the "Funds"),
including all of the Directors who are not "interested persons" (as such term is defined in Section 2(a)(19) of the 1940
Act), met in person and voted to approve the investment advisory agreement (the "Advisory Agreement") between the Master Fund and Rochdale Investment Management, LLC (the "Adviser").

In the course of their review, the Directors with the assistance of independent counsel, considered their legal responsibilities that attach to that process under the Investment Company Act and state law. The Independent
Directors considered the terms of the Advisory Agreement, as well as the related terms of the sub-advisory agreement with PineBridge Investments LLC (the "Sub-Adviser"), including the structure of the compensation arrangements, the resources and experience of the Adviser and Sub-Adviser and the individuals at those organizations dedicated to the business of the Funds. The Independent Directors then reviewed fee information for a variety of investment funds similar in structure to the Master Fund and determined that the advisory fees as well as the Feeder Funds'
expense ratios were competitive to the peer group funds. In reviewing the nature, extent and quality of advisory services provided by the Adviser, the Board considered the performance of the Rochdale Core Alternative Strategies
Master Fund LLC, Rochdale Core Alternative Strategies Fund LLC and Rochdale Core Alternative Strategies Fund
TEI LLC (the "Funds") relative to their respective benchmarks and the Adviser's oversight of the Sub-Adviser's management of the Master Fund's portfolio. The Board concluded that the overall quality of the services provided by the Adviser to the Funds was satisfactory and continues to support the Board's original selection of the Adviser.
The Board also considered the experience and capabilities of the Adviser's management and investment professionals as well as the fact that the Funds serve as vehicles for implementing asset allocation strategies for the substantial portion of the Funds' shareholders who are also advisory clients of Rochdale.

In reviewing the structure of the advisory fee and corollary factors such as the cost of services provided and profits realized by the Adviser, the Board considered information relating to advisory fee revenues and those expenses borne by the Adviser, including benefits that may be realized by the Adviser as a result of its relationship with the Funds. The Board concluded that, in light of the increased expenses associated with the management of the Funds and the financial commitment made by the Adviser to its investment advisory business, the rate at which the Adviser is compensated for its services is reasonable.

The Board also considered information about economies of scale, the Adviser's financial interest in the renewal of the Advisory Agreement and any fallout benefits that might be derived from the Adviser's contractual arrangements with the Funds. No single factor reviewed by the Board was identified as being a determining factor in their collective decision to renew the Advisory Agreement and the Board did not necessarily place the same level of importance on the various factors taken into consideration during the Directors' deliberations.
Overall, the Board concluded that continuation of the Advisory Agreement would be in the best interest of the
Funds and consistent with the expectations of their shareholders.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, will be available (i) without charge, upon request, by calling 1-800-245-9888; and (ii) on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Master Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q will be available on the SEC’s website at www.sec.gov, and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-209-1967.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Thomas J. Volpe is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services and tax services during the fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2011	FYE 3/31/2010
Audit Fees	$14,700	$13,675
Audit-Related Fees	$0	$0
Tax Fees	$3,100	$3,875
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by O’Connor Davies Munns & Dobbins, llp applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2011	FYE 3/31/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2011	FYE 3/31/2010
Registrant	$3,100	$3,875
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following table provides information as of March 31, 2011:

Name	Title	Length of Service	Business Experience During Past 5 Years	Role of Portfolio Manager
Carl Acebes	Chairman and Director	Dec ’06 – Present	Founder and Chief Investment Officer of Rochdale Investment Management LLC. Founder of Rochdale Securities Corporation and the Rochdale Corporation.	Heads the team of investment professionals and is intricately involved in the firm’s day to day investment management and research work.
Garrett R. D’Alessandro	President	Dec ’06 – Present	President, CEO and Director of Research of Rochdale Investment Management LLC.	Directs portfolio management strategies and investment research efforts and determines companies that satisfy the firm’s criteria for inclusion in client portfolios.

The following individuals at the Sub-Adviser have primary responsibility for managing the Fund.

Robert Discolo is a Managing Director, Alternative Investments and Head of the Hedge Fund Solutions Group of PineBridge Investments.  Mr. Discolo joined the firm in 1999.  Mr. Discolo, who is also a member of PineBridge Investments’ Hedge Fund Investment Selection Committee has over 20 years experience with major financial institutions in various capacities relating to investment products, primarily hedge and private equity funds.  Previously, he held positions at PaineWebber Inc., Bank Julius Baer, and Merrill Lynch & Co., where his responsibilities included creating portfolios of hedge funds for private and institutional clients, development of hedge fund and private equity products, oversight of business structure and development for hedge funds and hedge fund of funds, and managing the evaluation and selection process of hedge funds for both discretionary and advisory clients.  Mr. Discolo was also President of the European Warrant Fund (a NYSE listed closed-end fund) and Julius Baer International Equity Fund.  Mr. Discolo received a BS in accounting from St. John’s University and an MBA from the Lubin School of Business at Pace University.  He holds Series 7 and Series 24 licenses and he is a CFA and CAIA charterholder.  Mr. Discolo is also a CPA and a member of the AICPA, CFA Institute, CAIA Institute, GARP, and New York Society of Security Analysts.

Vinti Khanna is a Managing Director, Hedge Fund Solutions Group of PineBridge Investments. Ms. Khanna joined the firm in 2002 and is currently responsible for coordinating portfolio manager research for the Hedge Fund Solutions Group, monitoring existing investments and making recommendations for investments to the PineBridge Investments’ Hedge Fund Investments Selection Committee. Ms. Khanna is also involved in all aspects of the investment process including sourcing new managers, manager due diligence, risk management and portfolio construction. Before joining the firm, she was an Associate at Goldman Sachs Princeton from 1999 to 2002. Her responsibilities included conducting analysis on multi-manager hedge fund portfolios, analyzing and evaluating hedge fund managers using diverse strategies in alternative investments, and recommending new managers for funding. From 1997 to 1999, she was in the Emerging Markets Equities Group at Goldman Sachs Asset Management with a focus on Latin America. Ms. Khanna received a BA from the University of Delhi, India and an MBA from SDA Bocconi in Milan, Italy. Ms. Khanna holds a Series 7 and Series 63 license.

Holdings

None of the portfolio managers of PineBridge Investments LLC (the “Sub-Adviser”) listed above own shares of the Rochdale Core Alternative Strategies Fund.

Name	Number of Registered Investment Companies Managed and Total Assets for Such Accounts (Including The Trust)	Beneficial Ownership of Equity Securities In Trust	Number of Other Pooled Investment Vehicles Managed and Total Assets for Such Accounts	Number of Other Accounts Managed and Total Assets For Such Accounts
Carl Acebes	7, $604 million	$0	11, $717 million	92, $49 million
Garrett R. D’Alessandro	7, $604 million	$0	11, $717 million	188, $315 million

Other Accounts Managed by the Portfolio Managers of the Sub-Adviser for the Master Fund.

The following table indicates the type (Registered Investment Company (“RIC”), Other Pooled Investments (“OPI”), and Other Accounts (“OA”)), number of accounts, and total assets of the accounts for which each Portfolio Manager of the Sub-Adviser had day-to-day responsibilities as of March 31, 2011.

		No. of Accounts	Market Value
Robert Discolo	RIC	1	$59,101,549
	performance fee	1	$59,101,549
	OPI	29	$1,877,712,048
	performance fee	26	$1,817,766,901
	OA	4	$1,984,223,741
	performance fee	4	$1,984,223,741
Vinti Khanna	RIC	1	$58,565,869
	performance fee	1	$58,565,869
	OPI	28	$1,416,691,365
	performance fee	25	$1,356,746,218
	OA	4	$1,984,223,741
	performance fee	4	$1,984,223,741

Mr. Acebes receives an annual salary established by the Manager. Salary levels are based on the overall performance of the Manager and not on the investment performance of any particular Portfolio or account. Like the Manager’s other employees, Mr. Acebes is eligible for a bonus annually. Such bonuses are also based on the performance of the Manager as a whole and not on the investment performance of any particular Portfolio or account. Additionally, Mr. Acebes owns a substantial portion of the Manager and, accordingly, benefits from any profits earned by the Manager.

Mr. D’Alessandro receives an annual salary established by the Manager. Salary levels are based on the overall performance of the Manager and not on the investment performance of any particular Portfolio or account. Like the Manager’s other employees, Mr. D’Alessandro is eligible for a bonus annually. Such bonuses are also based on the performance of the Manager as a whole and not on the investment performance of any particular Portfolio or account. Additionally, Mr. D’Alessandro owns a substantial portion of the Manager and, accordingly, benefits from any profits earned by the Manager.

Sub-Adviser Compensation Disclosure

Besides a base salary, which is consistent with regional market levels for the retention of superior staff, the Sub-Adviser’s investment professionals’ incentives are as follows:

Bonus compensation for investment professionals is based on a discretionary plan combined with the overall performance of the firm.

Portfolio managers are evaluated on the performance of the portfolios they manage compared to the relevant benchmarks. Research analysts are evaluated based on the value that their recommendations contribute to the performance of the portfolio.

CONFLICTS OF INTEREST

THE MANAGER, SUB-ADVISER AND THEIR AFFILIATES

The Manager, Sub-Adviser and their affiliates and their directors, officers,  employees or the independent members of the Sub-Adviser’s Asset and Strategy Allocation Committee (collectively, the “Advisory Affiliates”) carry on substantial investment activities for their own accounts and for, hedge funds, mutual funds, institutions, and individual clients (collectively, “Advisory Clients”). The Master Fund has no interest in these activities. The Manager, Sub-Adviser and their Advisory Affiliates will be engaged in substantial activities other than on behalf of the Master Fund and may have conflicts of interest (1) in allocating their time and activity between The Master Fund and such other activities and (2) in allocating investments among the Advisory Clients.

The Manager, the Sub-Adviser or another Advisory Affiliate may determine that an investment opportunity in a particular Hedge Fund is appropriate for an Advisory Client or for itself, but the Manager or the Sub-Adviser may determine that such investment opportunity is not appropriate for the Master Fund. Situations also may arise in which Advisory Affiliates or Advisory Clients have made investments that would have been suitable for investment by the Master Fund but, for various reasons, were not pursued by, or available to, the Master Fund. The investment activities of the Advisory Affiliates may disadvantage the Master Fund in certain situations if, among other reasons, the investment activities limit the Master Fund’s ability to invest in a particular investment vehicle or investment.

The Advisory Affiliates or Advisory Clients may have an interest in an account managed by, or enter into relationships with, a Hedge Fund Manager or its affiliates on terms, including fees and expenses, that are different than an interest in the Master Fund. The Manager, the Sub-Adviser and Advisory Affiliates may own securities of issuers that are also held by the Hedge Funds or by the Master Fund. However, in making investment decisions for the Master Fund, the Manager and the Sub-Adviser do not obtain or use material inside information acquired by any Advisory Affiliates in the course of purchasing such securities.

The Manager is a privately held business and does not directly engage in administration and custody businesses with any Hedge Fund. In view of this, the Manager is of the opinion that it has fewer conflicts of interest within the Hedge Fund community and thus it is able to be relatively unbiased in supervising the Sub-Adviser’s selecting from a large pool of Hedge Funds.

Sub-Adviser Conflicts of Interest Disclosure

The Sub-Adviser aims to conduct its activities in such a manner that permits it to deal fairly with each of its clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. In that regard, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which the Sub-Adviser believes address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). The Sub-Adviser also monitors a variety of areas, including compliance with guidelines of Rochdale Core Alternative Strategies Master Fund, LLC and other accounts it manages and compliance with the Sub-Adviser’s Code of Ethics. Furthermore, the Sub-Adviser’s management periodically reviews the performance of a portfolio manager. Although the Sub-Adviser does not track the time a portfolio manager spends on a single portfolio, the Sub-Adviser does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager’s accounts.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable during the period.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Rochdale Core Alternative Strategies Fund TEI LLC

By (Signature and Title) /s/ Garrett R. D’Alessandro
                                                 Garrett R. D’Alessandro, President

Date June 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Garrett R. D’Alessandro
                                             Garrett R. D’Alessandro, President

Date June 9, 2011

By (Signature and Title) /s/ Edmund Towers
                                                  Edmund Towers, Treasurer

Date June 9, 2011